Management Presentation
May 10, 2005

First Quarter 2005 Results

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its credit facility;
- risks arising from potential material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- and, foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's SEC filings.

MDC PARTNERS

Summary of Q1 Results

(US$ in millions)

	Q1 2005	Q1 2004	% Change
Revenue			
Marketing Communications	$ 75.2	$ 50.3	49.4
Secure Products International	17.2	18.0	(4.8)
	$ 92.4	$ 68.4	
EBITDA (MDC's Share)			
Marketing Communications	$ 6.2	$ 4.6	34.9
Margin	*8.2%*	*9.1%*	
Secure Products International	0.5	1.0	NM
Margin	*2.8%*	*5.5%*	
Corporate and Other	(5.1)	(2.8)	(82.5)
	$ 1.6	$ 2.8	
Net Income from Continuing Operations before Gain on sale of Assets and Settlement of Debt	(3.8)	(2.1)	NM
Net Income from Continuing Operations	(3.8)	9.9	(138.3)
Loss from Discontinued Operations	-	(1.4)	100.0
Net Income	$ (3.8)	$ 8.5	(144.7)

Combined Marketing Communications Revenue by Region

Q1 2005


UK
3%
Canada
22%
US
75%

(US$ in millions)

	Revenue	
	$	%
US	$ 61,262	75%
Canada	17,970	22%
UK	2,451	3%

Q1 2004


Canada
19%
UK
2%
US
79%

(US$ in millions)

	Revenue	
	$	%
US	$ 49,620	79%
Canada	11,934	19%
UK	1,256	2%

MDC PARTNERS

Combined Marketing Communications Revenue by Discipline


Q1 2005
Specialty
20%
Sales
Promotion
7%
CRM & DM
30%
Advertising
43%


Q1 2004
Specialty
22%
Advertising
32%
Sales
Promotion
13%
CRM & DM
33%

	Q1 2005	Q1 2004
Advertising / Integrated Communications	43%	32%
CRM and Direct Marketing	30%	33%
Sales Promotion	7%	13%
Specialty Communications Services	20%	22%

MDC PARTNERS

Q1 2005 Highlights

- Combined Marketing Communications revenue growth of 30%
  - Organic growth of 11%
  - Acquisition growth of 18%
- MDC's Share of Marketing Communications EBITDA growth of 35%
- Acquisition of the Zyman Group
- Significant new business wins

MDC PARTNERS

Reconciliation of Organic Growth

(US$ in millions)

	Full Year	
	$	%
Q1 2004 Combined Revenue	$ 62.8	
Q1 2005 Combined Revenue	81.7	
Increase	18.9	30%
Foreign Exchange Impact	1.0	2%
Acquisition Revenue	11.1	18%
Organic Revenue	$ 6.8	11%

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions)

		Q1 2005
Net Loss	$	(3.8)
D&A		4.5
Stock Based Compensation		1.0
Cash Earnings		1.7
Diluted Shares		22.2
Cash EPS Q1	$	0.08

MDC PARTNERS

Liquidity Profile

- On April 1, 2005, total revolving commitment was increased to $150 million, with mandatory commitment reductions through March 31, 2006 when total commitments return to $100 million
- The credit facility was subsequently amended on May 9, 2005 to provide the Company with covenant relief for Q1 and further expand the Total Debt Ratio test for Q2 and Q3

(US$ in millions)	3/31/2005	12/31/2004
Total Debt	$ 70.4	$ 59.6
Cash	9.0	22.7
Net Debt	$ 61.4	$ 36.9

MDC PARTNERS

Key New Business Wins YTD May '05

Agency	Account
Accent Marketing Services	State Farm Insurance
Allard Johnson Communications	Abbott Labs - Meridia
Bratskeir & Co.	Pepperidge Farm / Vox Vodka / ProFlowers
Bruce Mau Design	Art Gallery of Ontario / Univeristy of Toronto
Bryan Mills Group	BMO / CIBC
Chinnici Direct	Virgin Atlantic
Cliff Freeman & Partners	Canada Dry Ginger Ale
Colle & McVoy	FEI Women's Healthcare / Schell's Beer
Crispin Porter & Bogusky	Coke Zero
Hello Design	Sony Image Station
Henderson Bas	Diet Coke / Mercedes-Benz
Kirshenbaum Bond & Partners	Xavix Technologies
Mackenzie Marketing	Wilmington Trust
Mono Advertising / Hello Design	USA Networks
Source Marketing	Sprint
TargetCom	JP Morgan Chase
Veritas Communications	Abbott Labs - Kaletra / Everest / Church & Dwight
Zig	Molson Canadian

MDC PARTNERS

High Quality Brands

CRISPIN PORTER + BOGUSKY

Accumark PROMOTIONS GROUP INC.

CHINNICI | DIRECT Marketing Solutions That Deliver Results

COLLE + McVOY

NORTHSTAR research partners

mono

ALLARD JOHNSON COMMUNICATIONS

targetcom

ACCENT

hello

Bruce Mau Design Inc.

FME

ZiG

ZYMAN GROUP

INTEGRATED HEALTHCARE

Veritas Communications Inc.

bryan mills group

ACLC Ambrose Carr Linton Carroll Inc.

Onbrand

vitrorobertson

BRATSKEIR & COMPANY

henderson bas

MF+P

M Mackenzie Marketing

SOURCE marketing

CLIFF FREEMAN AND PARTNERS

kirshenbaum bond

Appendix

MDC PARTNERS

MDC PARTNERS

Summary of Wholly-Owned Subsidiaries

Company	Year Acquired
Marketing Communications	
Ambrose Carr Linton Carroll Inc.	1992
Bratskeir & Company, Inc.	2000
Chinnici Direct, Inc.	2000
Colle & McVoy, Inc.	1999
Computer Composition of Canada Inc.	1988
Mackenzie Marketing, Inc.	2000
Pro-Image Corporation	1994
Targetcom, LLC	2000
Secure Products International	
Aston-Potter	1993
Mercury Graphics	1995
Metaca Corporation	1997
Placard Pty. Ltd.	1996

MDC PARTNERS

Less than Wholly-Owned and Incremental Ownership Summary

Company	% Owned at 3/31/05	Ownership Potential Based on Outstanding Puts 2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Accent Marketing Services	89.8%	93.2%	96.6%	100.0%	-	-	-	-	-	-	-
Accumark Communications	55.0%	-	-	-	-	-	-	-	-	-	-
Allard Johnson Communications	59.0%	69.3%	-	-	-	-	-	-	-	-	-
Banjo	51.0%	-	-	-	-	-	-	-	-	-	-
Bruce Mau Design	50.1%	-	-	-	-	-	-	-	-	-	-
Bryan Mills Group	68.0%	100.0%	-	-	-	-	-	-	-	-	-
Cliff Freeman and Partners	19.9%	-	-	-	-	-	-	-	-	-	-
Crispin Porter & Bogusky	49.0%	-	-	66.0%	83.0%	100.0%	-	-	-	-	-
Fletcher Martin Ewing	85.0%	100.0%	-	-	-	-	-	-	-	-	-
Hello Design	51.0%	-	-	-	-	-	-	-	-	-	-
Henderson Bas	65.0%	-	-	-	-	-	-	-	-	-	-
Integrated Healthcare Communications	80.0%	100.0%	-	-	-	-	-	-	-	-	-
Kirshenbaum Bond & Partners	60.0%	-	-	-	100.0%	-	-	-	-	-	-
Lifemed	45.0%	-	-	-	-	-	-	-	-	-	-
Mageotes / Fertitta + Partners	80.0%	100.0%	-	-	-	-	-	-	-	-	-
Mono Advertising	49.0%	-	-	-	-	-	54.0%	59.0%	64.0%	69.0%	74.0%
Northstar Research Partners	50.1%	100.0%	-	-	-	-	-	-	-	-	-
Onbrand Design (formerly Strategies)	85.0%	-	-	-	-	-	-	-	-	-	-
Source Marketing	87.7%	100.0%	-	-	-	-	-	-	-	-	-
Veritas Communications	58.8%	-	-	-	-	-	-	-	-	-	-
Vitro Robertson	68.0%	-	-	-	-	-	-	100.0%	-	-	-
Zig	49.9%	-	-	-	-	79.9%	-	-	-	-	-

Note: All businesses are consolidated for accounting purposes except Accumark, Cliff Freeman, Mono and Zig which are accounted for for using the equity method.

MDC PARTNERS

Definition of Non-GAAP Metrics

- **Combined:** For purposes of this presentation, except as otherwise indicated, 100% of the results of operations of those material entities which are required to be equity accounted for under US GAAP have been combined on a line by line basis with the other consolidated businesses of the Marketing Communications operating segment, and this alternative presentation of operating results has been described as "Combined". These "Combined" results do not constitute a financial measure prepared in accordance with US GAAP and, therefore, may not be comparable to similarly titled measures presented by other publicly traded companies, nor should they be construed as an alternative to other titled measures determined in accordance with US GAAP. The Company believes that discussing "Combined" results provides a better understanding of our results of operation because it allows for a more meaningful analysis of the financial results of our underlying business operations. A reconciliation of "Combined" results of operations of the Marketing Communications operating segment to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on April 14, 2005.
- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on May 10, 2005.